Exhibit 10.2

Certain information has been excluded from the exhibit because it is not material and would likely cause competitive harm to the company if publicly disclosed. [***] indicates the redacted confidential portions of this exhibit.

SECOND LOAN MODIFICATION AGREEMENT

This Second Loan Modification Agreement (this “Loan Modification Agreement”) is entered into as of June 30, 2020, by and among (a) SILICON VALLEY BANK, a California corporation, with its principal place of business at 3003 Tasman Drive, Santa Clara, California 95054 (“Bank”) and (b) (i) MISONIX, INC., a Delaware corporation (“Parent”), (ii) MISONIX OPCO, INC., a New York corporation (“Misonix”), and (iii) SOLSYS MEDICAL, LLC, a Delaware limited liability company (“Solsys”) (Parent, Misonix and Solsys are hereinafter jointly and severally, individually and collectively, “Borrower”).

1. DESCRIPTION OF EXISTING INDEBTEDNESS AND OBLIGATIONS. Among other indebtedness and obligations which may be owing by Borrower to Bank, Borrower is indebted to Bank pursuant to a loan arrangement dated as of December 26, 2019, evidenced by, among other documents, a certain Loan and Security Agreement dated as of December 26, 2019, as amended by a certain First Loan Modification Agreement dated as of January 6, 2020 (as has been and as may be further amended, modified, restated, replaced or supplemented from time to time the “Loan Agreement”). Capitalized terms used but not otherwise defined herein shall have the same meaning as in the Loan Agreement.

2. DESCRIPTION OF COLLATERAL. Repayment of the Obligations is secured by, among other property, (a) the Collateral as defined in the Loan Agreement, (b) the Intellectual Property Collateral as defined in a certain Intellectual Property Security Agreement dated as of December 26, 2019 between Parent and Bank (as amended, the “Parent Intellectual Property Security Agreement”), (c) the Intellectual Property Collateral as defined in a certain Intellectual Property Security Agreement dated as of December 26, 2019 between Misonix and Bank (as amended, the “Misonix Intellectual Property Security Agreement”) and (d) the Intellectual Property Collateral as defined in a certain Intellectual Property Security Agreement dated as of December 26, 2019 between Solsys and Bank (as amended, the “Solsys Intellectual Property Security Agreement”) (together with any other collateral security granted to Bank, the “Security Documents”). Hereinafter, the Security Documents, together with all other documents evidencing or securing the Obligations shall be referred to as the “Existing Loan Documents”.

3. DESCRIPTION OF CHANGE IN TERMS.

A.	Modifications to Loan Agreement.

1	The Loan Agreement shall be amended by deleting the following text, appearing in Section 6.9 thereof:

“           (b) Minimum Aggregate Revenue. Have at all times, to be tested as of the last Business Day of each fiscal quarter, Aggregate Revenue for the following periods of at least:

Period	Aggregate Revenue
Trailing 9-month period ending March 31, 2020	[***]
Trailing 12-month period ending June 30, 2020	[***]
Trailing 12-month period ending September 30, 2020	[***]
Trailing 12-month period ending December 31, 2020	[***]
Trailing 12-month period ending March 31, 2021	[***]
Trailing 12-month period ending June 30, 2021	[***]
Trailing 12-month period ending September 30, 2021 and each 12-month period ending on the last day of each fiscal quarter thereafter	[***]

For purposes of clarification, if Aggregate Revenue is calculated for a period that includes any period prior the consummation of the transactions contemplated in the Merger Agreement, Aggregate Revenue will include, without duplication, the combined aggregate of Covenant Net Sales, Covenant Royalties and any other income or revenue recognized by Parent and/or its Subsidiaries, on one hand, and by Solsys and/or its Subsidiaries, on the other hand, for such period.

(c) Minimum EBITDA. Have at all times when the aggregate Market Capitalization of Parent is less than [***], to be tested as of the last day of each fiscal quarter, EBITDA, as tested on a consolidated basis with respect to Parent and its Subsidiaries for the following periods of at least the following:

Period	Minimum EBITDA
Trailing 6-month period ending December 31, 2019	[***]
Trailing 9-month period ending March 31, 2020	[***]
Trailing 12-month period ending June 30, 2020	[***]
Trailing 12-month period ending September 30, 2020	[***]
Trailing 12-month period ending December 31, 2020	[***]
Trailing 12-month period ending March 31, 2021	[***]
Trailing 12-month period ending June 30, 2021 and each 12-month period ending on the last day of each calendar quarter thereafter	[***]

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Notwithstanding the foregoing, any failure of Borrower to satisfy the requirements set forth in this Section 6.9(c) shall not otherwise constitute an Event of Default so long as Borrower maintains Consolidated Unencumbered Liquid Assets of at least the greater of (i) [***] or (ii) an amount equal to four hundred percent (400.0%) of the Covenant Operational Burn for the prior Fiscal Quarter at all times until the Borrower is otherwise in compliance with this Section 6.9(c).”

and inserting in lieu thereof the following:

“            (b) Minimum Aggregate Revenue. Have at all times, to be tested as of the last Business Day of each fiscal quarter, Aggregate Revenue for the following periods of at least:

Period	Aggregate Revenue
Trailing 9-month period ending March 31, 2020	[***]
Trailing 12-month period ending June 30, 2020	[***]
Trailing 12-month period ending September 30, 2020	[***]
Trailing 12-month period ending December 31, 2020	[***]
Trailing 12-month period ending March 31, 2021	[***]
Trailing 12-month period ending June 30, 2021	[***]
Trailing 12-month period ending September 30, 2021	[***]
Trailing 12-month period ending December 31, 2021 and each 12-month period ending on the last day of each fiscal quarter thereafter	[***]

For purposes of clarification, if Aggregate Revenue is calculated for a period that includes any period prior the consummation of the transactions contemplated in the Merger Agreement, Aggregate Revenue will include, without duplication, the combined aggregate of Covenant Net Sales, Covenant Royalties and any other income or revenue recognized by Parent and/or its Subsidiaries, on one hand, and by Solsys and/or its Subsidiaries, on the other hand, for such period.

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(c) Minimum EBITDA. Have at all times when the aggregate Market Capitalization of Parent is less than [***], to be tested as of the last day of each fiscal quarter, EBITDA, as tested on a consolidated basis with respect to Parent and its Subsidiaries for the following periods of at least the following:

Period	Minimum EBITDA
Trailing 6-month period ending December 31, 2019	[***]
Trailing 9-month period ending March 31, 2020	[***]
Trailing 12-month period ending June 30, 2020	[***]
Trailing 12-month period ending September 30, 2020	[***]
Trailing 12-month period ending December 31, 2020	[***]
Trailing 12-month period ending March 31, 2021	[***]
Trailing 12-month period ending June 30, 2021 and each 12-month period ending on the last day of each calendar quarter thereafter	[***]

Notwithstanding the foregoing, any failure of Borrower to satisfy the requirements set forth in this Section 6.9(c) shall not otherwise constitute an Event of Default so long as Borrower maintains Consolidated Unencumbered Liquid Assets of at least the greater of (i) [***] or (ii) an amount equal to four hundred percent (400.0%) of the Covenant Operational Burn for the prior Fiscal Quarter at all times until the Borrower is otherwise in compliance with this Section 6.9(c).”

2	The Loan Agreement shall be amended by deleting the following definition, appearing in Section 13.1 thereof:

“ “Market Capitalization” means, with respect to Parent, the volume weighted average closing price per share of Parent’s publicly traded common stock as of the end of the five trading days immediately prior to such date of determination (as quoted by Bloomberg L.P. or, if such quote is not available, such other customary inter-dealer quotation system reasonably acceptable to Bank) multiplied by (b) the number of outstanding shares of Parent’s publicly traded common stock publicly disclosed in its most recent SEC filing as outstanding as of such date of determination.”

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and inserting in lieu thereof the following:

“ “Market Capitalization” means, with respect to Parent, the volume weighted average closing price per share of Parent’s publicly traded common stock as of the end of the ten (10) trading days immediately prior to such date of determination (as quoted by Bloomberg L.P. or, if such quote is not available, such other customary inter-dealer quotation system reasonably acceptable to Bank) multiplied by (b) the number of outstanding shares of Parent’s publicly traded common stock publicly disclosed in its most recent SEC filing as outstanding as of such date of determination.”

3	The Compliance Certificate appearing as Exhibit B to the Loan Agreement is hereby replaced with the Compliance Certificate attached as Schedule 1 hereto.

4. FEES AND EXPENSES. Borrower shall pay to Bank a modification fee equal to Thirteen Thousand Five Hundred Dollars ($13,500.00), which fee shall be fully earned, due and payable as of the date hereof. Borrower shall also reimburse Bank for all legal fees and expenses incurred in connection with this amendment to the Existing Loan Documents.

5. RATIFICATION OF PERFECTION CERTIFICATES.

A.	Parent hereby ratifies, confirms and reaffirms, all and singular, the terms and disclosures contained in a certain Perfection Certificate of Parent dated as of December 26, 2019, and acknowledges, confirms and agrees the disclosures and information Parent provided to Bank in such Perfection Certificate have not changed, as of the date hereof.

B.	Misonix hereby ratifies, confirms and reaffirms, all and singular, the terms and disclosures contained in a certain Perfection Certificate of Misonix dated as of December 26, 2019, and acknowledges, confirms and agrees the disclosures and information Misonix provided to Bank in such Perfection Certificate have not changed, as of the date hereof.

C.	Solsys hereby ratifies, confirms and reaffirms, all and singular, the terms and disclosures contained in a certain Perfection Certificate of Solsys dated as of December 26, 2019, and acknowledges, confirms and agrees the disclosures and information Solsys provided to Bank in such Perfection Certificate have not changed, as of the date hereof.

6. RATIFICATION OF INTELLECTUAL PROPERTY SECURITY AGREEMENTS.

A.	Parent hereby ratifies, confirms and reaffirms, all and singular, the terms and conditions of the Parent Intellectual Property Security Agreement, and acknowledges, confirms and agrees that the Parent Intellectual Property Security Agreement contains an accurate and complete listing of all Intellectual Property Collateral as defined in said Parent Intellectual Property Security Agreement, and shall remain in full force and effect.

B.	Misonix hereby ratifies, confirms and reaffirms, all and singular, the terms and conditions of the Misonix Intellectual Property Security Agreement, and acknowledges, confirms and agrees that the Misonix Intellectual Property Security Agreement contains an accurate and complete listing of all Intellectual Property Collateral as defined in said Misonix Intellectual Property Security Agreement, and shall remain in full force and effect.

C.	Solsys hereby ratifies, confirms and reaffirms, all and singular, the terms and conditions of the Solsys Intellectual Property Security Agreement, and acknowledges, confirms and agrees that the Solsys Intellectual Property Security Agreement contains an accurate and complete listing of all Intellectual Property Collateral as defined in said Solsys Intellectual Property Security Agreement, and shall remain in full force and effect.

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7. CONSISTENT CHANGES. The Existing Loan Documents are hereby amended wherever necessary to reflect the changes described above.

8. RATIFICATION OF LOAN DOCUMENTS. Borrower hereby ratifies, confirms, and reaffirms all terms and conditions of all security or other collateral granted to Bank, and confirms that the indebtedness secured thereby includes, without limitation, the Obligations.

9. Intentionally omitted.

10. CONTINUING VALIDITY. Borrower understands and agrees that in modifying the existing Obligations, Bank is relying upon Borrower’s representations, warranties, and agreements, as set forth in the Existing Loan Documents. Except as expressly modified pursuant to this Loan Modification Agreement, the terms of the Existing Loan Documents remain unchanged and in full force and effect. Bank’s agreement to modifications to the existing Obligations pursuant to this Loan Modification Agreement in no way shall obligate Bank to make any future modifications to the Obligations. Nothing in this Loan Modification Agreement shall constitute a satisfaction of the Obligations. It is the intention of Bank and Borrower to retain as liable parties all makers of Existing Loan Documents, unless the party is expressly released by Bank in writing. No maker will be released by virtue of this Loan Modification Agreement.

11. COUNTERSIGNATURE. This Loan Modification Agreement shall become effective only when it shall have been executed by Borrower and Bank.

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This Loan Modification Agreement is executed as a sealed instrument under the laws of the Commonwealth of Massachusetts as of the date first written above.

BORROWER:

MISONIX, INC.

By	/s/ Joseph P. Dwyer
Name:	Joseph P. Dwyer
Title:	Chief Financial Officer

MISONIX OPCO, INC.

By	/s/ Joseph P. Dwyer
Name:	Joseph P. Dwyer
Title:	Chief Financial Officer

SOLSYS MEDICAL, LLC

By:	Misonix, Inc.
Its:	Sole member

By	/s/ Joseph P. Dwyer
Name:	Joseph P. Dwyer
Title:	Chief Financial Officer

BANK:

SILICON VALLEY BANK

By	/s/ Sam Subilia
Name:	Sam Subilia
Title:	Director